UNITED STATES SECURITIES
AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 28, 2004

 IKON Office Solutions, Inc.

(Exact name of registrant as specified in its charter)

OHIO (State or other jurisdiction of incorporation)	File No. 1-5964 (Commission File Number)	23-0334400 (IRS Employer Identification Number)

  P.O. Box 834, Valley Forge, Pennsylvania      19482

Registrant’s telephone number, including area code: (610) 296-8000

                       Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.   Results of Operations and Financial Condition.

On October 28, 2004, IKON Office Solutions, Inc. (“IKON” or the “Company”) issued a press release announcing its consolidated financial results for the fourth quarter and fiscal year 2004. A copy of this press release is furnished as Exhibit 99 to this report.

Additional information regarding the fourth quarter and Fiscal 2004 results and the Company’s outlook for Fiscal 2005 will be discussed on a conference call hosted by IKON at 10:00 a.m. Eastern on Thursday, October 28, 2004. Please call (719) 457-2684 to participate. The live audio broadcast of the call can be accessed on IKON’s Investor Relations homepage. A complete replay of the conference call will also be available on IKON’s Investor Relations homepage approximately two hours after the call ends through the next quarterly reporting period. To listen, please go to www.ikon.com and click on Invest in IKON. Beginning at 1:00 p.m. on October 28, 2004 and ending at midnight on October 31, 2004, a complete replay of the conference call can also be accessed via telephone by calling (719) 457-0820 and using the access code 874731.

This report includes information which may constitute forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements relating to our expected first quarter and full Fiscal 2005 results, long-term earnings per share growth expectations, and other future growth opportunities. Although IKON believes the expectations contained in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove correct. Such forward-looking statements are based upon management’s current plans or expectations and are subject to a number of risks and uncertainties, including, but not limited to: risks and uncertainties relating to conducting operations in a competitive environment and a changing industry; delays, difficulties, management transitions and employment issues associated with consolidation of, and/or changes in business operations; the implementation, timing and cost of the e-IKON initiative; risks and uncertainties associated with existing or future vendor relationships; and general economic conditions. Certain additional risks and uncertainties are set forth in IKON’s 2003 Annual Report on Form 10-K filed with the Securities and Exchange Commission. As a consequence of these and other risks and uncertainties, IKON's current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements.

Section 9 – Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

The following exhibits shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K:

99 Press Release dated October 28, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IKON OFFICE SOLUTIONS, INC.
By: /s/ Robert F. Woods Robert F. Woods Senior Vice President and Chief Financial Officer

Dated: October 28, 2004